Alger Weatherbie Enduring Growth Fund
Summary Prospectus

March 1, 2023	Class	Ticker Symbol
	A	ALEAX
	C	ALECX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling (800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2023, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.
Effective on or about April 21, 2023, the Fund will be liquidated. On January 6, 2023, the Fund was closed to further investment, excluding reinvestment of any dividends and distributions.
Investment Objective
Alger Weatherbie Enduring Growth Fund seeks long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in “Purchasing and Redeeming Fund Shares” on page 66 and in Appendix A – Waivers and Discounts Available from Intermediaries on page A-1 in the Fund’s Prospectus, and in the sections “Right of Accumulation (Class A Shares)” and “Letter of Intent (Class A)” on page 37 of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%	None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None*	1.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Advisory Fees**	.70%	.70%
Distribution and/or Service (12b-1) Fees	.25%	1.00%
Other Expenses	4.69%	4.42%
Total Annual Fund Operating Expenses	5.64%	6.12%
Fee Waiver and/or Expense Reimbursement***	(4.49)%	(4.27)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.85%
*
Purchases of $1 million or more of Class A Shares at net asset value may be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase.
**
The Fund and Fred Alger Management, LLC (the “Manager”) have adopted fee breakpoints for the Fund. The advisory fee for assets up to $250 million is .70%, and for assets in excess of $250 million is .50%. The actual rate paid as a percentage of average daily net assets for the year ended October 31, 2022 was .70%.
***
The Manager has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through February 28, 2025 to the extent necessary to limit the total annual fund operating expenses of the Class A Shares of the Fund to 1.15% of the class’s average daily net assets and the Class C Shares of the Fund to 1.85% of the class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Manager if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed.

Inspired by Change, Driven by Growth.

Alger Weatherbie Enduring Growth Fund 2/7
Summary Prospectus
March 1, 2023
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The one-year example and the first two years of the three-, five- and ten-year examples are based on net operating expenses, which reflect the contractual expense limitation agreed to by the Manager. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeemed your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Class A	$636	$1,326	$2,464	$5,246
Class C	$288	$1,029	$2,303	$5,363
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$188	$1,029	$2,303	$5,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.72% of the average value of its portfolio.
Principal Investment Strategy
The Fund is sub-advised by Weatherbie Capital, LLC (“Weatherbie”), an affiliate of the Manager (Weatherbie and the Manager, collectively referred to as the “Manager,” where applicable).  Subject to the general supervision by the Fund’s Board of Trustees, the Manager oversees Weatherbie and evaluates its performance results. The Manager reviews portfolio performance, compliance with investment guidelines and federal securities laws, and changes in key personnel of Weatherbie. Weatherbie is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchases and sales of individual securities.
The Fund invests primarily in equity securities of mid-cap growth companies with an environmental, social and governance (“ESG”) rating of medium or better, as rated by Sustainalytics, a third-party ESG rating agency (“Sustainalytics” or the “ESG Rating Agency”), at the time of purchase. Sustainalytics provides ESG ratings that measure a company’s exposure to ESG risks and how well the company is managing those risks. Using its proprietary methodology, as described below, Sustainalytics rates companies on a scale of 0 to 100, with 0 to 10 representing negligible ESG risk, 10 to 20 representing low ESG risk, 20 to 30 representing medium ESG risk, 30 to 40 representing high ESG risk, and 40 and higher representing severe ESG risk.
Under normal circumstances, 80% of companies in the Fund’s portfolio, based on net assets, will have a Sustainalytics ESG rating. The Sustainalytics ESG ratings for this portion of the portfolio will have a weighted average of 25 or better. For determining the weighted average, the Sustainalytics ESG rating of a security comprising a higher percentage of the portfolio will have a greater impact than the Sustainalytics ESG rating of a security with a lower percentage of the portfolio on the weighted average ESG rating of this portion of the portfolio. As a result, the Fund may invest in companies with Sustainalytics ESG ratings above and below 25, although the Fund will not invest in a company if, as a result, the weighted average of the applicable portion of its portfolio would exceed a Sustainalytics ESG rating of 25. In addition, the Fund will not invest in a company with a Sustainalytics ESG rating of 40 or above (i.e., severe ESG risk) at the time of purchase. If an existing portfolio holding’s ESG rating is adjusted by Sustainalytics to 40 or higher, Weatherbie will sell that portfolio holding within six months, subject to its fiduciary obligations to the Fund, although the Fund may continue to hold that investment if Sustainalytics readjusts the company’s ESG rating back to below 40 as a result of positive actions taken by the company to reduce its ESG risk rating.
Although the Fund expects to invest primarily in companies with ESG ratings provided by Sustainalytics, certain investments may not be rated by Sustainalytics. Reasons for this may be because (i) Sustainalytics does not include the company in its rating universe; and (ii) of timing differences between when the Fund may invest in a company and when, and if, that company receives an ESG rating from Sustainalytics. With respect to (ii) for example, Sustainalytics may take time to rate a particular company when it is newly publicly traded or as a result of a corporate action, such as a merger, spin-off or restructuring. The Fund may hold up to three securities totaling no more than 20% of the Fund’s net assets in securities, without a Sustainalytics ESG rating. If a company does receive an ESG rating from Sustainalytics, Weatherbie will include that company as part of the portion of the Fund’s portfolio that is required to maintain a weighted average ESG rating of 25 or better.

Alger Weatherbie Enduring Growth Fund 3/7
Summary Prospectus
March 1, 2023
In effecting the Fund’s investment strategy, Weatherbie initially employs fundamental analysis to identify innovative and dynamic companies that demonstrate promising growth potential such as strong earnings growth and sound stock market values. Weatherbie then uses Sustainalytics’ ESG ratings to determine whether an identified company is an appropriate investment for the Fund, including determining the impact that the investment would have on the Sustainalytics ESG rating of the Fund’s portfolio on a weighted average basis. In selecting and monitoring investments for the Fund, Weatherbie conducts due diligence on Sustainalytics, reviews the Sustainalytics ESG ratings of existing and potential portfolio investments, and separately engages with identified companies to determine whether a company’s Sustainalytics ESG rating seems consistent with the company’s practices. As part of Weatherbie’s fundamental analysis when considering investing in a company without a Sustainalytics ESG rating, Weatherbie will consider the company’s ESG record in addition to the company’s overall growth potential.
With respect to its ESG ratings, Sustainalytics arrives at an ESG risk score for each company it rates by assessing the company’s exposure to material ESG risks and assessing how well management manages the company’s exposure to those risks. Regarding assessing exposure to material ESG risks, Sustainalytics uses a variety of criteria, which may change from time to time as part of its ratings process. The environmental criteria include, but are not limited to, climate change (carbon, energy efficiency, fines), natural resources (water stress, biodiversity), pollution and waste (air/water pollution, waste management), and environmental opportunities (clean technology, green building, renewable energy). The social criteria include, but are not limited to, human capital (labor management, development, supply chain, health and safety, employee sentiment, diversity), product liability (safety and quality, consumer satisfaction), stakeholder opposition (controversial sourcing), social opportunities (access to finance, healthcare, communications, nutrition and health, philanthropy), and board composition (diversity). The governance criteria include, but are not limited to, corporate governance (board, executive pay, ownership structure, accounting and disclosures, audit committee structure) and corporate behavior (business ethics, anti-competition strategies, corruption, lobbying, political contributions, shareholder rights). The overall Sustainalytics risk score for each company is a measure of whether or not, and how well, a company has responded to the various material ESG risks to which it is exposed.
In evaluating a particular company’s ESG rating, as well as the Fund’s weighted average ESG rating, the Fund relies exclusively on ratings provided by Sustainalytics. Sustainalytics periodically assesses companies for their exposure to and management of ESG risks and opportunities based on data collected from company filings, public disclosures and other sources.
For purposes of the Fund’s principal investment strategies, “mid-cap companies” are those companies that, at the time of purchase of the securities, primarily have total market capitalization within the range of (i) companies included in the Russell Midcap Growth Index, as reported by the index at the most recent quarter end, or (ii) $1 billion to $25 billion. At December 31, 2022, the companies in this index ranged from $735.7 million to $ 52.8 billion. Because of the Fund’s long-term approach to investing, it could have a significant portion of its assets invested in securities of issuers that have appreciated beyond the market capitalization thresholds noted.
The Fund intends to invest a substantial portion of its assets in a smaller number of issuers. Generally, the Fund will own no more than 30 holdings. As a result, the Fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the Fund’s performance. Fund holdings may differ from this number for any reason. Such reasons may be, among others, because of extreme market volatility, such as when the Fund has entered a temporary defensive position. Additionally, the Fund may temporarily exceed the stated number of holdings when it acquires a new holding and determines that it is in the best interests of shareholders to sell an existing holding over a period of time, instead of immediately selling the entire holding.
The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector.
The Fund may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.
The Fund can invest in foreign securities.
The Fund invests in cash (and cash equivalents) when the Fund is unable to find enough attractive long-term investments to meet its investment objective, to meet redemptions and/or when the Manager believes it is advisable to do so during times of short-term market volatility. During these times, cash (and cash equivalents) will not exceed 15% of the Fund’s net assets.
Principal Risks
An investment in the Fund involves risks. The Fund’s share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks involved in investing in the Fund.
Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Alger Weatherbie Enduring Growth Fund 4/7
Summary Prospectus
March 1, 2023
Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats, recessions, or other events could have a significant impact on the Fund and its investments.
Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.
Environmental, Social and/or Governance Sustainability-Related Securities Risk – The Sub-Adviser’s use of an ESG Rating Agency to implement the Fund’s investment strategy may result in the selection or exclusion of securities of certain issuers in and from the Fund’s portfolio for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG Rating Agency or employ another type of ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. In evaluating a particular issuer’s ESG rating, as well as the Fund’s weighted average ESG rating, the Sub-Adviser relies exclusively on the ESG Rating Agency and, therefore, is dependent upon information and data from the ESG Rating Agency that may be incomplete or inaccurate, or that may present conflicting information and data with respect to an issuer than other third party ESG data providers utilized throughout the industry. Determining a company’s ESG rating is inherently subjective and the ESG Rating Agency’s assessment of a company, based on the ESG Rating Agency’s proprietary methodology may differ from that of other third party ESG rating agencies, other funds, or an investor. As a result, the Fund may invest in companies that do not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics or ESG rating agencies were used to evaluate them. ESG standards differ by region and industry, and a company’s ESG practices or the ESG Rating Agency’s assessment of a company’s ESG practices may change over time.
Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a small number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.
Mid Cap Securities Risk – There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.
Growth Securities Risk – Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.
Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector, as defined by third party sources. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Foreign Securities Risk – The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, lack of liquidity, potential for market manipulation, less developed or less efficient trading markets, limited access to reliable capital, lack of comprehensive company information, political instability, differing audit, regulatory, and legal standards and lack of financial reporting standards.
Non-Diversification Risk – The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.
Cash Position Risk – At times, the Fund may hold up to 15% of its net assets in cash (and cash equivalents), which may underperform relative to equity securities.

Alger Weatherbie Enduring Growth Fund 5/7
Summary Prospectus
March 1, 2023
Performance
The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the calendar year ended December 31, 2022 and by showing how the Fund’s average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website www.alger.com.
Annual Total Return for Class A Shares as of December 31 (%)

Best Quarter:	Q4 2022	3.05%	Worst Quarter:	Q2 2022	-25.49%
Average Annual Total Return as of December 31, 2022
	1 Year	Since Inception	Inception Date
Class A			12/17/21
Return Before Taxes	-34.92%	-31.85%
Return After Taxes on Distributions	-34.92%	-31.85%
Return After Taxes on Distributions and Sale of Fund Shares	-20.67%	-24.23%
Class C			12/17/21
Return Before Taxes	-32.43%	-28.71%
Russell Midcap Growth Index (reflects no deductions for fees, expenses or taxes)	-26.72%	-23.65%
In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class C Shares, which are not shown, will vary from those shown for Class A Shares. A “Return After Taxes on Distributions and Sale of Fund Shares” may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

Alger Weatherbie Enduring Growth Fund 6/7
Summary Prospectus
March 1, 2023
Management
Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC

Sub-Adviser
Weatherbie Capital, LLC*	H. George Dai, Ph.D. Chief Investment Officer and Senior Portfolio Manager Since Inception (December 2021)
Joshua D. Bennett, CFA Chief Operating Officer and Senior Portfolio Manager Since Inception (December 2021)
*
Weatherbie, an affiliate of the Manager, sub-advises the Fund subject to the Manager’s supervision and approval.
When a Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes are most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines, whether externally driven or internally developed by the Manager.
Shareholder Information
Purchasing and Redeeming Fund Shares
On January 6, 2023, the Fund was closed to further investment, excluding reinvestment of any dividends and distributions. Effective on or about April 21, 2023 (the “Liquidation Date”), the Fund will be liquidated. Before the Liquidation Date, and at the discretion of the Manager, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.
The liquidation will occur without the imposition of any sales charge, fee or other charge. Shareholders may exchange shares of the Fund into the same class of shares of another fund in the Alger Family of Funds prior to the Liquidation Date without the imposition of any sales charge, fee or other charge. The liquidation or an exchange may be a taxable event. Investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of the liquidation or an exchange.
Class C Shares of the Fund are only offered to investors through certain financial intermediaries and group retirement plan recordkeeping platforms.
Minimum Investments: the following minimums apply to an account in the Fund, whether invested in Class A or Class C Shares.
Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Retirement Accounts (including IRAs)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances. See “Additional Information about Minimum Initial Investments” in the Prospectus.
In general, investors may purchase or redeem Fund shares on any business day by mail (Alger Family of Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175), online at www.alger.com, by telephone at 1 (800) 992-3863 or through a financial intermediary.
Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Alger Weatherbie Enduring Growth Fund 7/7
Summary Prospectus
March 1, 2023
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. The Fund is actively managed, and as a result, investors may receive capital gains distributions annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Manager or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Fred Alger & Company, LLC 100 Pearl Street, 27th Floor, New York, NY 10004 / (800) 992-3863 / www.alger.com
WEG AC 3123

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